1940 Act File No. 811-22299

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-2

[ X ]REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

RENN Global Entrepreneurs Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

8080 N. Central Expressway, Suite 210
Dallas, Texas 75206
(Address of Principal Executive Officers)

(214) 891-8294
(Registrant’s Telephone Number, including Area Code)

G. Russell Cleveland, President
RENN Global Entrepreneurs Fund, Inc.
8080 N. Central Expressway, Suite 210
Dallas, Texas 75206
(Name and Address of Agent for Service)

Copies to:

Steven B. Boehm
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2415

It is proposed that this filing will become effective:

[ ] when declared effective pursuant to Section 8(c).

Part B – Statement of Additional Information	Page

General Information and History	SAI-1
Investment Objectives and Policies	SAI-1
Management	SAI-2
Committees and Meetings	SAI-4
Independent Directors’ Relationships with the Fund, the Adviser, and Affiliates	SAI-5
Director and Officer Compensation	SAI-5
Code of Ethics	SAI-6
Proxy Voting Policies and Procedures	SAI-6
Proxy Voting Records	SAI-7
Control Persons and Principal Holders of Securities	SAI-7
Investment Advisory and Other Services	SAI-7
Investment Adviser	SAI-7
Custodian	SAI-8
Independent Public Accountant	SAI-8
Portfolio Managers	SAI-8
Brokerage Allocation and Other Practices	SAI-9
Tax Status	SAI-9
Financial Statements	SAI-10

Part C – Other Information	Page

Financial Statements and Exhibits	C-1
Index to Financials Contained in Parts A and B	C-1
Exhibits	C-2
Persons Controlled by or Under Common Control with the Fund	C-2
Indemnification	C-2
Business and Other Connections of Investment Adviser	C-2
Number of Holders of Securities	C-2
Location of Accounts and Records	C-2
Management Services	C-3
Signatures	C-3

Part A

Prospectus

Responses to Item 1, 2, 3.2, 4, 5, 6, and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

General Description of the Fund

The Fund, a Texas corporation organized on January 20, 1994, is a non-diversified, closed-end management investment company. The investment objective of the Fund is to provide its shareholders primarily with long-term capital appreciation by investing in convertible debentures, convertible preferred and other equity securities of U. S. listed emerging growth companies, particularly in China.

General Investment Policies

The Fund invests primarily in emerging growth public companies that are generally not available to the public and which typically require substantial financial commitment. An emerging growth company is generally considered to have the following attributes: (1) either a publicly held company with a relatively small market capitalization or a privately held company; (2) an established operating history but of a limited period so as to not have fully developed its market potential for the products or services offered; and (3) a provider of a new or unique product or service that allows the company an opportunity for exceptional growth. Emerging growth companies typically require non-conventional sources of financing because the extent and nature of the market for their products or services is not fully known. Consequently, there is uncertainty as to the rate and extent of growth and also uncertainty as to the capital and human resources required to achieve the goals sought.

The Fund emphasizes investing in equity investments in small and micro-cap companies. In addition, the Fund may invest in privately placed common stock of publicly traded issuers which are initially restricted from trading. To a lesser extent, the Fund may participate in bridge financings in the form of loans or other preferred securities which are convertible into common stock of the issuer or issued together with equity participation, or both, for companies which the Fund anticipates will complete a stock offering or other financing within one or more years from the date of the investment. The Fund may also make bridge loans, either secured or unsecured, intended to carry the borrower to a private placement or an initial public offering, or to a merger, acquisition, or other strategic transaction.

Investments in portfolio companies will typically be individually negotiated, non-registered for public trading, and subject to legal and contractual investment restrictions. Accordingly, the portfolio investment will generally be considered non-liquid.

The Fund has no fixed policy concerning the types of businesses or industry groups in which it may invest or as to the amount of funds that it will invest in any one issuer.

In the event the Fund elects to participate as a member of a portfolio company’s board of directors, either through advisory or full membership, the Fund’s nominee to the board will generally be selected from among the officers of its Investment Adviser, RENN Capital Group, Inc. (“RENN Group”). At the discretion of RENN Group, RENN Group may select, as an alternate nominee, an outside consultant who has prior experience as an independent outside director of a public company. Presently, officers of the Fund serve as directors of four portfolio companies.

The Fund has no fixed dividend policy. The Fund’s Board of Directors will periodically consider the declaration of either a cash dividend and/or a deemed dividend. “Deemed dividends” are declared dividends of realized capital gains that are retained in the Fund for investment net of taxes, and are deemed by the IRS to be distributed to the

Part A

Prospectus

 Fund’s stockholders. Under the Internal Revenue Code the Fund must withhold taxes at the maximum corporate rate of 35% and transfer them directly to the IRS, inform the stockholders via a Form 1099 of their proportionate amount of the taxes deposited on their behalf, and advise the stockholders how to apply the tax deposit to their personal taxes for that year. The remainder of the dividend is retained by the Fund for investment. The stockholders are allowed to increase the basis in their holdings by their share of the amount retained for investment, and to claim as a tax credit the portion of the withholdings remitted by the Fund to the IRS on their behalf. Any stockholder who has no tax liability may apply for refund of the tax credit.

The Fund has no specific policy regarding a desired or threshold portfolio turnover rate.

Although the Fund has no intent to change its current investment objectives as described above, they may be changed without a vote of the holders of a majority of the Fund’s common stock.

Fundamental Policies

The fundamental policies listed below cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which for these purposes means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund.  A recital of the Fund’s policies in respect of the following types of activities is set forth below:

1.

The Fund intends to borrow money under only limited circumstances, as permitted by the 1940 Act, the rules thereunder and any interpretations or exemptions from the 1940 Act.  As an operating policy, however, which may be changed without a vote of shareholders, the Fund may borrow up to 33% of the Fund’s net asset value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or may borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

2.

The Fund intends to limit its issuance of senior securities, as defined in the 1940 Act, to the borrowings permitted by investment restriction (1) above.  The 1940 Act currently defines a “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the asset coverage provisions set forth in Section 18 of the 1940 Act are excluded from the general 1940 Act prohibition on the issuance of senior securities.

3.

The Fund reserves the freedom of action to engage in the purchase of securities on margin in accordance with the 1940 Act. (The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.)  At present the Fund has no margin balances. See Item 1 above for intents and limits with regard to borrowing.

4.

The Fund will not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

5.

The Fund reserves the freedom of action to engage in the making of loans to other persons by: (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies-; (b) entering into repurchase agreements; or (c) lending its portfolio securities. There is no policy limiting the amount of loans for portfolio investment purposes or repurchase of its own shares.

6.

The Fund will not generally purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts, and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities. There is no policy limiting the amount or percentage of real estate holdings which may be acquired indirectly through its portfolio collateral interests.

Part A

Prospectus

7.

The Fund will not generally purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts.

8.

The Fund will be classified as non-diversified, as such classification is defined by Section 5 of the 1940 Act.  As a non-diversified company, the Fund is not required to invest in a particular number of issuers and the net asset value of the Fund may be subject to greater fluctuation.

9.

The Fund will not concentrate its investments in any particular industry or group of industries.  For the purposes of its classification, the Fund deems an investment of 25% or more of its assets in any particular industry or group of industries as a concentration in that industry or group of industries.

Risk Factors

An investment in the Fund is subject to a number of risks and special considerations, including the following:

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Our Growth is Dependent on Investing in Quality Securities.

Sustaining growth depends on our ability to identify, evaluate, finance, and invest in companies that meet our investment criteria. Accomplishing such results on a cost-effective basis is a function of our marketing capabilities and skillful management of the investment process. Failure to achieve future growth could have a material adverse effect on our business, financial condition, and results of operations.

Failure to Invest Capital Effectively May Decrease Our Stock Price.

If we fail to invest our capital effectively, our return on equity may be decreased, which could reduce the price of the shares of our common stock.

There is a Highly Competitive Market for Investments.

We have significant competition for investment opportunities. Competitive sources for growth capital include insurance companies, banks, equipment leasing firms, investment bankers, venture capital and other private equity funds, money managers, hedge funds, and private investors. Many of these sources have substantially greater financial resources than are available from the Fund. Therefore, we will have to compete for investment opportunities based on its ability to respond to the needs of the prospective portfolio company.

Part A

Prospectus

We Invest in Emerging Growth Companies

We invest a large portion of our assets in restricted securities issued by emerging growth public companies, some of which have operated at losses or have experienced substantial fluctuations in operating results. Typically, such companies depend for their success on the management talents and efforts of one person or a small group of persons, so that the death, disability or resignation of such person or persons could have a materially adverse impact on them. Moreover, smaller companies frequently have narrower product lines and smaller market shares than larger companies and, therefore, may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Because these companies generally have highly leveraged capital structures, reduced cash flow resulting from an adverse business development, shift in customer preferences, or an economic downturn or the inability to complete a public offering or other financing may adversely affect the return on, or the recovery of, the Fund’s investment. Investment in such companies, therefore, involves a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered highly speculative. No assurance can be given that our investments will not result in substantial or complete losses.

We Invest in Foreign Securities

Investment in foreign securities presents additional risk. Foreign risk is the risk that foreign securities will be more volatile than U.S. securities due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls with respect to certain industries or differing legal and/or accounting standards. Foreign securities are subject to the risk that it may become difficult to obtain publicly available information concerning the issuers of those securities. We may invest in companies located in countries with emerging markets. These markets are generally more volatile than the markets of developed countries with more mature economies.

Additionally, we would expect that the directors, executive officers and a substantial portion of the assets of foreign companies would be located in those countries. It may be difficult for us to obtain a judgment in a court outside the U.S. to the extent that there is a default with respect to the security of a portfolio company located in a foreign jurisdiction or with respect to any other claim that we may have against any such issuer or its directors and officers. As a result, even if we initiate a suit against the portfolio company in a U.S. court, it may not be possible for us to effect service of process in a foreign jurisdiction. Moreover, if we obtain a judgment in a U.S. court, it may be difficult to enforce such judgment abroad.

Our Portfolio Investments are of a Long-term Character

It is expected that debt investments made in accordance with our investment objectives will typically yield a current return from the time they are made, but equity investments will generally produce gains, if any, only after three to five years. In a substantial portion of cases our investments will likely not generate distributable income in the early years of investment. There can be no assurance that either a current return or capital gains will actually be achieved.

We Invest Substantially in Equity Investments in Small- and Micro-Cap Companies.

Our equity investments are focused on common stocks of small-cap and micro-cap companies. We will, therefore, be particularly sensitive to the risks associated with smaller companies.  The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations.  Micro-cap and other small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more  likely than  larger  companies  to have  limited  product  lines, markets  or  financial  resources,  or  to  depend  on  a  small management group.  Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities.  They may also trade in the over-the-counter market or may otherwise have limited liquidity. These securities  may,  therefore,  be more  vulnerable  to  adverse  developments  than securities  of larger  companies.

Part A

Prospectus

In addition, we may have difficulty establishing or closing out our securities positions in smaller companies at prevailing market prices.  Also, there may be less  publicly-available  information  about smaller companies  or less  market  interest in their  securities  as compared to larger companies,  and it may take longer for the prices of the  securities  to reflect the full value of the issuers’ earnings potential or assets.

Certain Portfolio Companies May Lack Publicly Available Information

Some of the securities in our portfolio are issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our management to obtain the information necessary for our decision to invest. There can be no assurance that such diligence efforts will uncover all material information necessary to make fully informed investment decisions.

We Are Dependent on Key Management

Selecting, structuring and closing our investments depends upon the diligence and skill of our management, which is responsible for identifying, evaluating, negotiating, monitoring and disposing of our investments. Our management's capabilities will significantly impact our results of operations. If the Fund loses any member of its management team and he or she cannot be promptly replaced with an equally capable team member, our results of operations could be significantly impacted.

Our Results May Fluctuate

Our operating results may fluctuate materially due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our portfolio companies’ markets, the ability to find and close suitable investments, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Certain Restricted Securities Have an Uncertain Value

Our net asset value is based on the values assigned to the various investments in our portfolio, determined in good faith by our board of directors. Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, our fair value determinations may differ materially from the values which would be applicable to unrestricted securities having a public market.

Illiquid Securities May Adversely Affect Our Business

Our portfolio contains securities which are subject to restrictions on sale because they were acquired from issuers in "private placement" transactions or because we are deemed to be an affiliate of the issuer. Unless an exemption from the registration requirements of the Securities Act of 1933 is available, we will not be able to sell these securities publicly without the expense and time required to register the securities under applicable federal and state securities laws. In addition, contractual or practical limitations may restrict our ability to liquidate our securities in portfolio companies because we may own a relatively large percentage of the issuer's outstanding securities. Sales may also be limited by unfavorable market conditions. The illiquidity of our investments may preclude or delay the disposition of such securities, which may make it difficult for us to obtain cash equal to the value at which we record our investments.

We May Invest in Highly Leveraged Portfolio Companies

Some of our portfolio companies could incur substantial indebtedness in relation to their overall capital base. Such indebtedness often requires the balance of the loan to be refinanced when it matures. If portfolio companies cannot generate adequate cash flow to meet the principal and interest payments on their indebtedness, the value of our investments could be reduced or eliminated through foreclosure on the portfolio company's assets or by the portfolio company's reorganization or bankruptcy.

Part A

Prospectus

Our Stock Price May Fluctuate Significantly

The market price of our common stock may fluctuate significantly. The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including our investment results, market conditions, and other influences and events over which we have no control and that may not be directly related to us.

We May Fail to Meet Listing Standards

We are current in our SEC filings, and we believe we have met all our listing requirements on the NYSE AMEX Exchange. However, there can be no assurance that we will continue to meet the NYSE AMEX Exchange listing standards or any other listing standards, and the stock could be delisted.

We Invest in Higher Risk Investments

The Fund is designed for long-term investors. Investors should not rely on the Fund for their short-term financial needs. The value of the higher-risk securities in which the Fund invests will be affected by general economic conditions, the securities market, the market for public offerings, specific industry conditions, and the management of the individual issuer.

The Fund’s investments are considered “high risk” due to the fact that the Fund invests primarily in emerging growth companies, which involve more risk than those of more well-established companies. Earnings and trading of emerging growth companies tend to be less predictable than those of more established companies.
Additionally, the Fund may not achieve its investment objectives.

We May be Subject to Market Price Disparities

Shares of closed-end management investment companies typically trade at a discount from net asset value. At July 31, 2009, the Fund’s shares traded at a 32.7% discount to their net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that the Fund’s net asset value per share will decline. It is not possible to predict whether the Fund’s shares will trade at, above or below net asset value.

We May Need Follow-On Investments in Portfolio Companies

Following its initial investment, the Fund may make additional debt and equity investments in its portfolio companies (“Follow-On Investments”) in order to increase its investment in a successful portfolio company, to exercise securities that were acquired in the original financing, to preserve the Fund’s proportionate ownership when a subsequent financing is planned, or to protect the Fund’s initial investment when such portfolio company’s performance does not meet expectations. The failure or inability to make such Follow-On Investments may, in certain circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment in that company.

We Are Dependent on the Securities Market

The investment strategy of the Fund is based in large part upon the securities markets in general and the market for public offerings in particular. Changes in the securities markets and general economic conditions, including economic downturns, fluctuations in interest rates, the availability of credit, inflation and other factors, may affect the value of investments of the Fund. There can be no assurance that the securities markets will, at any point in time, be receptive to initial public offerings, particularly those of emerging growth companies. Any adverse change in the market for public offerings could have a material adverse effect on the Fund and could impact the Fund’s ability to realize its investment objectives.

Part A

Prospectus

Lack of Diversification

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to continue to conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the Fund of any liability for federal income tax if its earnings are timely distributed to stockholders and it meets certain diversification requirements. The RIC requirements for diversification require that the Fund must limit its investments so that, at the close of each quarter of the taxable year: (i) no more than 25% of the market value of the Fund’s total assets is invested in the securities of a single issuer or in a group of issuers which are owned 20% or more by the Fund and are in the same industry; and (ii) at least 50% of the market value of the Fund’s total assets is invested in cash and cash items, receivables, and securities of issuers in which the Fund neither invested more than 5% of the Fund’s total assets nor owns more than 10% of the issuer’s outstanding voting securities.
To the extent the Fund takes large positions in the securities of a small number of issuers, the Fund’s net asset value and the market price of its shares may fluctuate as a result of changes in the financial condition or in the market’s assessment of such issuers to a greater extent than that of a diversified investment company.

Generally, the Fund does not intend to invest more than 15% of the value of its assets in a single portfolio company. However, market value appreciation and follow-on investments may result in greater than 15% of the Fund’s assets being invested in a single portfolio company. While these restrictions limit the exposure of the capital of the Fund in any single investment, the Fund’s capital is invested in a limited number of portfolio companies, and financial difficulty on the part of any single portfolio company would expose it to a greater risk of loss than would be the case if it were a “diversified” company holding numerous investments. At July 31, 2009, the Fund had investments in 27 portfolio companies, of which one exceeds 15% of the value of its net assets.

Concentration of Investments in a Limited Number of Industries

To the extent that the Fund’s investments are made only in a small number of industries, the Fund would be exposed to the risk of adverse developments affecting any single industry to a greater extent than if its investments were dispersed over a greater variety of industries. The Fund spreads its investments among several industries. A fundamental policy of the Fund is to invest less than 25% of the Fund’s assets in portfolio companies in any particular industry or group of industries, determined as of the time of investment.

Loss of Pass-Through Tax Treatment

As related above under “Lack of Diversification,” the Fund intends to qualify as a regulated investment company (“RIC”) under Sub-Chapter M of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for federal income tax if its earnings are timely distributed to stockholders and it meets certain diversification requirements. The Fund may cease to qualify for such pass-through tax treatment as a RIC if it is unable to comply with those requirements. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in both the Fund’s net assets and the amount of income available for distributions to shareholders. It may also become subject to a 4% nondeductible excise tax if it fails to make certain distributions.

Inability to Raise Additional Capital

A closed-end fund is by definition a finite pool of assets. If the Fund is unable to raise additional cash, the Fund may be limited in its ability to grow. Without additional cash with which to make new investments, the Fund may have to liquidate an existing holding in order to make a new investment. The liquidation of an existing holding may or may not be possible and may or may not be advantageous to the Fund.

                                                                                             Part A

Prospectus

Management

Board of Directors

The Board of Directors of the Fund is responsible for the management of the Fund, including general supervision of the duties performed by the Fund’s investment adviser on the Fund’s behalf. Pursuant to the Fund’s Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each class serves for a three-year term.

Investment Adviser

RENN Capital Group, Inc. (the “Investment Adviser” or “RENN Group”), located at 8080 N. Central Expressway, Suite 210, LB 59, Dallas, Texas 75206, provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and RENN Group. RENN Group is primarily responsible for the selection, evaluation, structure, valuation and administration of the Fund’s investment portfolio. RENN Group also serves as the investment adviser as to a portion of the investments of Global Special Opportunities Trust PLC and as to all of the investments of Renaissance US Growth Investment Trust, PLC, investment trusts listed on the London Stock Exchange. RENN Group is also the investment adviser as to all investments of Premier RENN Entrepreneurial Fund Limited, a Guernsey open-end investment company, and the investment manager as to a portion of the Premier China Opportunities Fund Limited, each a Guernsey open-end investment company.

RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is subject to the reporting and other requirements of the Advisers Act. RENN Group is 80% controlled by its President, Russell Cleveland, through indirect beneficial ownership by a family trust. He also is the sole Director of RENN Group. Pursuant to the Advisory Agreement, in addition to providing investment advice, RENN Group is responsible for the overall management of the Fund’s business affairs, subject to the authority and supervision of the Board of Directors of the Fund. RENN Group and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors, and a summary of the factors considered in approving the Advisory Agreement will be recited in each Semi-Annual Report to the Shareholders. Pursuant to the Advisory Agreement, RENN Group is entitled to receive a management fee from the Fund equal to 0.4375% of the Funds’ assets, as determined at the end of each quarter, with each payment due on the last day of the calendar quarter.

We intend to invest in companies that do business around the world.  More specifically, we have and will continue to invest in US-listed Chinese companies.  We have been investing in US-listed Chinese companies since about 2004.  In making investment decisions about China, we rely on information gained from: (i) sell-side research on China and on US-listed Chinese companies, (ii) a network of contacts with knowledge of China, (iii) occasional visits to China, (iv) attending investor conferences that focus on US-listed Chinese companies, (v) meetings with Chinese management teams and (vi) other research tools.

Portfolio Management

The following individuals, who are employees of RENN Group, are responsible for the day-to-day management of the Fund’s portfolio: Their titles and length of service with regard to the Fund are as follows:

Name	Title as to the Fund	Length of Service with the Fund	Other Business Experience During Past 5 Years
G. Russell Cleveland	Chairman of the Board, President, Chief Executive Officer and Director	Class Three Director since 1994. .

President & Chief Executive Officer of RENN Group; and Director of Renaissance U.S. Global Investment Trust, a British closed-end fund which is a client of RENN Group, and which invests primarily in securities listed or domiciled in the U.S. and Canada

Part A

Prospectus

Name	Title as to the Fund	Length of Service with the Fund	Other Business Experience During Past 5 Years
Scott Engelhardt Douglass	Vice President	Since 2004.	Vice President and a portfolio manager of RENN Group
Zed Eric Stephens	Vice President	Since 2006.	Chief Operating Officer of RENN Group as of June 2009 and Vice President and a portfolio manager of RENN Group since 2006. Previously, Director of CBIZ Valuation Group

Each of the Portfolio Managers has also concurrently been a portfolio manager for four UK investment funds for their portfolios which are concentrated in U.S.-listed entities.
The Statement of Additional Information (the “SAI”) provides additional information about the above-mentioned Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

Custodian

The Fund’s investment securities and cash are held by The Frost National Bank, 100 W. Houston Street, San Antonio, TX 78205 as custodian.

Transfer Agent

American Stock Transfer & Trust Company, located at 6201 15th Avenue, Brooklyn, NY 11219, serves as the Transfer Agent and Registrar for the Rights and Shares of the Fund, and also as the Plan Agent and the dividend disbursing agent of the Fund.

Expenses

The Fund will bear all of its directly allocable expenses, such as legal expenses, printing, telephone call charges, copy charges, accountant and other consultants’ fees, director fees, and shareholder meeting expenses. The Fund does not have any employee expense or lease expense. Any organizational or offering expenses were incurred more than ten years ago, and no new offering of securities is being made concurrent with this prospectus.

Control Persons

To the best of management’s knowledge, there are no control persons of the Fund.

Capital Stock and Other Securities

Capital Stock

The Fund has previously registered 10 million shares of common stock and does not currently have any preferred stock issued or outstanding. Each share of common stock is entitled to one vote; thus, each share of the Fund has equal rights and benefits.

Dividend Reimbursement Plan

Pursuant to the Dividend Reinvestment Plan (the “Reinvestment Plan”) each stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless such stockholder specifically elects to receive such on a current basis in lieu of reinvestment. In the case of “Nominee Stockholders” (such as banks, brokers or nominees that hold shares for others who are beneficial owners), the Plan Agent, which is American Stock Transfer & Trust Co., will reinvest dividends for shares certified by such Nominee Stockholders as being elected by the stockholders to not receive dividends and distributions in cash.

Investors who own shares registered in the name of a Nominee Stockholder should consult with such Nominee as to participation or withdrawal from the Dividend Reinvestment Plan, if desired.

Taxes

The Fund intends to qualify for treatment under Subchapter M of the Code, which means that taxation of the Fund’s current income and realized gains will by-pass the Fund and will be taxable solely upon the shareholder. To qualify for the special treatment the Fund must distribute all of its net investment income and net realized gains to shareholders each year. These distributions of ordinary income and/or capital gains dividends are taxable proportionately to the shareholders. The Fund will inform shareholders of the amount and nature of the income or gains as distributions are made. Whether the income and gains are currently taxed or deferred depends on the shareholder’s individual tax situation.

Outstanding Securities

The Fund’s outstanding securities as of June 30, 2009, are as follow:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Shown Under
Common Stock	10,000,000 shares	None (209,900 shares were issued, then retired)	4,463,967 shares

Defaults and Arrears on Senior Securities

There is no Long Term Debt or other Senior Securities as of the date of the filing of this N-2, so there are no defaults or dividends in arrears.

Legal Proceedings

There are no legal proceedings currently pending against the Fund or the Investment Adviser.

Part b

statement of additional information

Part B
Statement of Additional Information

Part B – Statement of Additional Information	Page
General Information and History	SAI-1
Investment Objectives and Policies	SAI-1
Management	SAI-2
Committees and Meetings	SAI-4
Independent Directors’ Relationships with the Fund, the Adviser, and Affiliates	SAI-5
Director and Officer Compensation	SAI-5
Code of Ethics	SAI-6
Proxy Voting Policies and Procedures	SAI-6
Proxy Voting Records	SAI-7
Control Persons and Principal Holders of Securities	SAI-7
Investment Advisory and Other Services	SAI-7
Investment Adviser	SAI-7
Custodian	SAI-8
Independent Public Accountant	SAI-8
Portfolio Managers	SAI-8
Brokerage Allocation and Other Practices	SAI-9
Tax Status	SAI-9
Financial Statements	SAI-10

Part B

Statement of Additional Information

RENN Global Entrepreneurs Fund, Inc.

8080 N. Central Expressway, Suite 210
Dallas, Texas 75206
(214) 891-8294

This Statement of Additional Information (the “SAI”) is not a prospectus. The SAI should be read with the Prospectus set forth in Part A of this Form N-2. A copy of the Prospectus may be obtained by written request to Compliance Officer, RENN Global Entrepreneurs Fund, Inc., 8080 N. Central Expressway, Suite 210, LB 59, Dallas, Texas 75206 or from the SEC’s website at www.sec.gov.

General Information and History

 On March 14, 1994, the Fund filed an election to be regulated as a business development company (a “BDC”). The Fund elected BDC status intending to make investments into developing businesses, investing primarily in privately placed convertible securities and equity securities of emerging growth companies.  The Fund generally expected that it would provide managerial assistance to such companies.  At the time of its election, the Fund believed that its operating model was best effected through the BDC structure. In consideration of the planned future operations of the Fund, in December 2008 the Board evaluated and discussed the feasibility of the Fund’s continuing as a BDC.  The Board believed that, given the nature of the Fund’s business and increasing focus on investment in U.S.-listed international companies, the regulatory regime governing BDCs was no longer appropriate and would hinder the Fund’s future growth. The Fund received shareholder approval to withdraw its election to be treated as a BDC and continue its operations as a registered closed-end management investment company on May 15, 2009. The actual withdrawal and notice of its application to be registered under the Investment Company of 1940 took place on May 21, 2009.

At the same shareholder meeting, on May 15, 2009, the Fund received approval to change its name from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc., and the change took effect immediately.

Investment Objectives and Policies

Descriptions of the Fund’s current policies are described in the Prospectus recited in Part A of this Form N-2.

For 2007 and 2008 the Fund’s portfolio turnover rates were 21% and 8%, respectively. The turnover rates for this Fund vary appreciably from year to year because of the nature of its holding securities in emerging companies which may start off quite slow and then make a significant jump in value when registered or its management strategy comes to successful fruition. In other years, such as 2008, it may be deemed prudent to hold the long-term investments until the market rises again, so the turnover rate in those years will be quite low.

SAI-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

Management

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Peter Collins Age 65	Director	Class One Director since 1994. Term expires at Annual Meeting to be held in 2011.	Consultant and private investor	1	Oxbo International
J. Philip McCormick Age 67	Director	Class One Director since 2006. Term expires at the Annual Meeting to be held in 2011.	Consultant and private investor	1	Quest Energy Partners
Charles C. Pierce, Jr. Age 74	Director	Class Two Director since 2002. Term expires at the Annual Meeting held in 2009.	Retired Vice-Chairman of Dain Rauscher and private investor	1	None
Ernest C. Hill Age 69	Director	Class Three Director since 1994. Term expires at the Annual Meeting to be held in 2010.	Consultant	1	None
Interested Director:
G. Russell Cleveland (2) Age 70	Chairman of the Board, President, Chief Executive Officer and Director	Class Three Director since 1994. Term expires at the Annual Meeting to be held in 2010.	President & Chief Executive Officer of RENN Group; and Director of Renaissance U.S. Global Investment Trust, a British closed-end fund which is a client of RENN Group,	1	Cover-All Technologies, Inc.,

SAI-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

Name, Address[2] and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Officers
Barbara Ann Butschek Age 54	Secretary and Treasurer	Since 1994.	Senior Vice-President, Secretary and Treasurer, and minority shareholder of RENN Group.	None
Scott Engelhardt Douglass Age 50	Vice President	Since 2004.	Vice President of RENN Group since 2004; consultant on three sell-side firms in the roles of institutional sales and investment banking.	None

Zed Eric Stephens Age 41	Vice President	Since 2006.	Chief Operating Officer of RENN Group as of June 2009 and Vice President of RENN Group since 2006. Previously, Director of CBIZ Valuation Group	None

1The address of all such persons is c/o RENN Capital Group, Inc., 8080 N. Central Expressway, Suite 210, LB-59,

Dallas, Texas 75206.

2 Russell Cleveland is an interested director by virtue of being the sole director and majority shareholder of RENN

Group, the Investment Adviser to the Fund, and by virtue of owning indirectly more than 5% of the voting securities of the Registrant and being an executive officer thereof.

SAI-3

PART B

STATEMENT OF ADDITIONAL INFORMATION

Committees and Meetings

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee.  In 2008, the Audit Committee held 5 meetings and the Nominating and Corporate Governance Committee held 4 meetings.

The Audit Committee

During 2008, the Audit Committee consisted of Ernest C. Hill (Chairman), Charles C. Pierce, Jr., Peter Collins and J. Philip McCormick.  The Board of Directors has determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of the rules of the SEC.  The SEC rules provide that audit committee financial experts do not have any additional duties, obligations or liabilities and are not considered experts under the U.S. Securities Act of 1933. The Audit Committee is comprised entirely of independent directors, and is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

·

Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

·	Review the scope of their audit services and the annual results of their audits;
·	Monitor the independence and performance of the Fund’s independent auditors;
·	Oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;
·	Review the reports and recommendations of the Fund’s independent auditors;
·	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and
·	Address any matters between the Fund and its independent auditors regarding financial reporting.

 The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in 2004 and is responsible for nominating individuals to serve as directors. The Nominating and Corporate Governance Committee is comprised of three directors, all of whom meet the independence and experience requirements of the American Stock Exchange Company Guide Section 803A, Rule 10A-3 under the Securities Exchange Act of 1934 and NASD Rule 4200(a)(15).  Its members are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill, and Peter Collins.

The Committee considers and recommends nominees for election as directors of the Fund.  Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at 8080 N. Central Expressway, Suite 210/LB 59, Dallas, Texas 75206 providing the candidate’s name, biographical data and qualifications. In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine.  The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities.  At the direction of the Board, the Committee also considers various corporate governance policies and procedures.

SAI-4

PART B

STATEMENT OF ADDITIONAL INFORMATION

Independent Directors’ Relationships with the Fund, the Adviser, and Affiliates

As of December 31, 2008:

None of the independent directors has served as an officer, employee, director or general partner during the two most recent calendar years with the Fund, any investment company having the same investment adviser, or any person controlling, controlled by or under common control with the Fund.

There are no U.S.-registered investment companies in a complex with the Fund. The Directors’ ownership in the securities of the Fund is recited below:

(1)	(2)	(3)
Name of Director	Dollar Range of Equity Securities In the Registrant	Aggregate in All Registered Investment Companies in Complex
G. Russell Cleveland	Over $100,000	N/A
Peter Collins	$10,001 - $50,000	N/A
Charles C. Pierce, Jr.	$1 - $10,000	N/A
J. Philip McCormick	$10,001 - $50,000	N/A

No independent director owns any shares of the Investment Adviser or of any person controlling, controlled by, or under common control with the Investment Adviser.

No independent director or immediate family member has had an interest exceeding $120,000 in the Investment Adviser or any person controlling, controlled by or under common control with the Investment Adviser during the two previous calendar years.

No independent Director had any interest in any transaction or series of transactions for an amount exceeding $120,000 in the previous two calendar years with the Registrant, any officer of the Registrant, any registered insurance company having the same adviser, the Adviser or its officers or underwriter, or any person controlling or under common control with the Adviser or underwriter.

No independent director or immediate family member has had any relationship involving payments for property or services for an amount in excess of $120,000 during the two previous calendar years with the Fund, the Adviser, or any fund having the same Adviser as the Fund, or any officer or person controlling, controlled by, or under common control with such.

No officer of the Adviser or of any entity controlling, controlled by or under common control with the Adviser served as a director of an entity where an independent director of the Fund, or his immediate family, was an officer during the previous two calendar years.

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees. Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund. The Fund does not have any stock option or similar retirement or pension fund for employees, officers or directors of the Fund.

Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended. The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund. The aggregate compensation of the directors for the most recently completed fiscal year that the Fund paid to each director, and the aggregate

SAI-5

PART B

STATEMENT OF ADDITIONAL INFORMATION

 compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Group provided other investment advisory services is set forth below:

Name of Person; Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Peter Collins	$27,000	---	---	$27,000
J. Philip McCormick	$26,250	---	---	$26,250
Charles C. Pierce, Jr.	$27,000	---	---	$27,000
Ernest C. Hill	$39,000	---	---	$39,000
Interested Director:
G. Russell Cleveland	---	---	---	---

Code of Ethics

The Fund and RENN Group have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act applicable to all of their respective officers and employees. The Code of Ethics restricts the securities investment activities of the Fund’s personnel, but does permit investment in securities, including securities that may be purchased or held by the Fund under certain limited circumstances. The Code of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. In addition, the Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. A copy of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. We have also made the Code of Ethics available on our website at www.rencapital.com and will post any amendments on our website as soon as practicable after adoption by the Board.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to RENN Group. The Proxy Voting Policies and Procedures of RENN Group are set forth below. (The guidelines are reviewed periodically by RENN Group and the Fund’s independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to RENN Group).

“Introduction

“As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

“These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

“Proxy Policy

“We vote proxies relating to our portfolio securities in the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

SAI-6

PART B

STATEMENT OF ADDITIONAL INFORMATION

“Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.”

Proxy Voting Records

You may obtain information about how our Investment Adviser voted proxies of our portfolio securities by visiting the Adviser’s website at www.rencapital.com.  The Fund's most recentrecord of proxy voting for the 12-month period ended June 30 is filed with the SEC on Form N-PX and is available without charge on the SEC’s web site at www.sec.gov.

Control Persons and Principal Holders of Securities

To the best of management’s knowledge, there are no “control persons” of the Fund (defined as having beneficial ownership, directly or through one or more controlled companies, of more than 25% of the voting securities of the Fund, or having been acknowledged or asserted as such by the controlling or controlled party, or adjudicated as such).

The only 5% owner known to management is George Russell Cleveland, who owns indirectly and beneficially .819% by the Cleveland Family Limited Partnership, 7.51% by RENN Investment Limited Partnership, and .981% by RENN Capital Group, Inc., for a total indirect and beneficial ownership of 9.31%. All directors and officers as a group own 9.5%.

Investment Advisory and Other Services

Investment Adviser

As described in Item 9 of Part A, RENN Group provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and RENN Group. Russell Cleveland, the Fund’s President and Chief Executive Officer, owns 80% of RENN Group. Barbe Butschek, the Fund’s Secretary and Treasurer, owns the remaining 20% of RENN Group. Officers and employees of RENN Group are compensated solely by RENN Group. The sole director of RENN Group is Russell Cleveland.  Mr. Cleveland is also President and CEO of the Fund, and Ms. Butschek is also Secretary and Treasurer of the Fund. Group employees Scott Douglass and Eric Stephens are Vice Presidents of the Fund.

RENN Group is a registered investment adviser under the Advisers Act and is subject to the reporting and other requirements of that Act. Neither RENN Group nor its affiliates are prohibited from engaging in activities outside the Fund’s business. RENN Group and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors and a summary of the factors considered in approving the Advisory Agreement is included in the Fund’s Report to Shareholders mailed after the holding of the Annual Shareholders Meeting each year.

Pursuant to the Advisory Agreement, RENN Group is entitled to receive a management fee from the Fund equal to 0.4375% of the Funds’ net assets, as determined at the end of each quarter, with each payment due no later than the day after which filings with the Securities and Exchange Commission are required to be made by the Fund for such calendar quarter. In 2008, the Fund incurred $455,005 as its management fee to RENN Group. In 2007, the Fund incurred $792,545 as its management fee to RENN Group. In 2006, the Fund incurred $935,776 as its management fee to RENN Group.

SAI-7

PART B

STATEMENT OF ADDITIONAL INFORMATION

RENN Group is primarily responsible for the selection, evaluation, structure, valuation and administration of the Fund’s investment portfolios. The Advisory Agreement provides that RENN Group will provide investment management to the Fund in accordance with its investment objectives and policies and will, further, provide certain administrative services. Such management and administrative services include, but are not limited to: providing advice with respect to the business and affairs of the Fund; keeping the books and records of the Fund; and arranging and liaising with third party service providers, including custodians, accountants, underwriters, insurance companies and depositories.

The Fund has no employees, but instead has contracted RENN Group pursuant to the Advisory Agreement to provide all management and operating activities. As of July 31, 2009, RENN Group had eight employees engaged in performing the duties and functions required by the Fund. At the present time, a substantial portion of RENN Group’s staff time is devoted to activities of the Fund. However, because of the diversity of skills required, the Fund cannot afford to employ all these persons solely for its own needs, and therefore, these employees are not engaged solely in activities of the Fund. No accurate data or estimate is available as to the percentage of time, individually or as a group, that will be devoted to the affairs of the Fund. The officers and employees have and will devote such time as is required, in their sole discretion, for the conduct of business, including the provision of management services to the Fund’s portfolio companies.

Custodian

The Fund’s custodian is The Frost National Bank, located at 8201 Preston Road, Dallas, Texas 75225. The Frost National Bank maintains custody of the Fund’s assets pursuant to a custodial agreement dated January 1, 2001 in accordance with the requirements of Section 17(f) of the 1940 Act.

Independent Public Accountant

The Fund’s independent public accountant is currently KBA Group LLP, located at 14241 Dallas Parkway, Suite 200, Dallas, TX 75254. KBA Group LLP conducts independent audits of the Fund’s financials.

Portfolio Managers

Portfolio Managers’ Other Accounts Managed

Russell Cleveland, Scott Douglass and Eric Stephens act as portfolio managers for RENN Global Entrepreneurs Fund Inc. (RGE), Renaissance US Growth Investment Trust PLC, Global Special Opportunities Trust PLC, Premier RENN Entrepreneurial Fund Limited, and Premier China Opportunities Fund Limited.  Russell Cleveland is the lead manager.  As of July 31, 2009, RGE, the only fund based in the United States (and the only one registered under the Investment Company Act of 1940), had net assets of approximately $17 million.  The other four funds are either closed-end or open-end funds based in the United Kingdom.  As of July 31, 2009, the four UK funds had combined net assets of approximately $121 million.  All five funds are managed similarly.  All five funds pay an asset-based fee.  RGE does not have an incentive fee; the other four do.  The absence of an incentive fee for RGE may put it in conflict with the other four funds.  Additionally, some might argue that an open-end fund could conflict with a closed-end fund.  Nonetheless, the Investment Adviser is committed to treating each fund equitably.

Portfolio Managers’ Compensation Structure

The Portfolio Managers for the Fund are compensated solely from the payroll of the Fund’s Investment Adviser.  The management fee under the Investment Advisory Agreement with the Fund is intended to cover the Adviser’s payroll expenses attributable to its Portfolio Managers’ time spent on Fund investments.  A base salary, with a contribution to a SIMPLE-IRA plan is accorded to each Portfolio Manager, and there are no other structured compensation arrangements.  Out of fees received from the Fund and the Investment Adviser’s other investment

SAI-8

PART B

STATEMENT OF ADDITIONAL INFORMATION

 clients, the Investment Adviser may make ad hoc bonus payments to various members of its staff, the amount and frequency of which is solely at the discretion of the President of the Investment Adviser.  Performance thresholds, if any, for each client of the Investment Adviser, are set for the Investment Adviser as a whole, not for each Portfolio Manager.

Portfolio Managers’ Ownership in the Registrant

None of the Portfolio Managers has ownership in securities of the Fund except George Russell Cleveland, the value of whose ownership is in excess of $1,000,000, determined as of July 31, 2009.

Brokerage Allocation and Other Practices

The Fund will participate in private placements and will make open market purchases.  For private placements, issuers generally pay commissions to investment bankers/brokers from the proceeds of the private placements.  Thus, the Fund generally does not pay commissions on private placements.  For open market purchases, the Fund may utilize various brokers.  The Fund will seek best price and execution, but in allocating trades to the various brokers, the Fund will consider the research it receives from the various brokers it uses.  In some cases, the Fund may pay up for research.  The types of research which would be a factor in deciding which broker to use are macro-economic research, company-specific research, industry-specific research, or country-specific research.  No services other than brokerage or research are factors in the selection of brokers.  The Portfolio Managers are authorized to pay to a broker a commission that is larger than another because of the value of the brokerage or research services.  The research services furnished by brokers may also be used by the Investment Adviser in servicing its other clients, but such clients will bear their pro rata share of any costs for such services.

No commissions have been paid to any broker that is an affiliated person of the Registrant, or an affiliated person of an affiliated person of the Registrant or the underwriter.

Tax Status

The Fund qualifies for, and intends to continue to qualify for, regulated investment company status under Subchapter M of the Internal Revenue Code of 1986, as amended.

SAI-9

Renaissance Capital Growth & income Fund III, INc.

Report of Independent Registered Public Accounting Firm

December 31, 2008 and 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders and Board of Directors

Renaissance Capital Growth & Income Fund III, Inc.

We have audited the accompanying statements of assets and liabilities of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund") including the schedules of investments as of December 31, 2008 and 2007 and the related statements of operations, changes in net assets and cash flows for the years ended December 31, 2008, 2007 and 2006 and financial highlights for the years ended December 31, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Renaissance Capital Growth & Income Fund III, Inc. as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years ended December 31, 2008, 2007 and 2006 and the financial highlights for the years ended December 31, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ KBA GROUP LLP
KBA Group LLP Dallas, TX

March 18, 2009

SAI-10

Renaissance Capital Growth & Income Fund III, Inc
Statements of Assets and Liabilities
December 31, 2008 and 2007

	2008	2007
ASSETS
Cash and cash equivalents	$2,558,630	$3,679,949
Investments at fair value, cost of $41,524,234
and $43,820,011 at December 31, 2008 and
2007, respectively	15,931,925	36,251,126
Interest and dividends receivable	91,428	141,402
Prepaid and other assets	37,178	50,663

	$18,619,161	$40,123,140

LIABILITIES AND NET ASSETS

Liabilities:
Accounts payable	$105,273	$57,726
Dividends payable	-	446,397
Accounts payable - affiliate	86,872	374,734
Taxes payable on behalf of stockholders	-	1,485,135

	192,145	2,363,992

Commitments and contingencies

Net assets:
Common stock, $1 par value;
20,000,000 shares authorized ; 4,673,867 shares issued;
4,463,967 shares outstanding	4,673,867	4,673,867
Additional paid-in-capital	26,617,105	27,925,813
Treasury stock at cost, 209,900 shares	(1,734,967)	(1,734,967)
Net realized gain on investments retained	14,463,320	14,463,320
Net unrealized depreciation of investments	(25,592,309)	(7,568,885)

Net assets, equivalent to $4.13 and $8.46
per share at December 31, 2008 and
2007, respectively	18,427,016	37,759,148

	$18,619,161	$40,123,140

See accompanying notes

SAI-11

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments
December 31, 2008 and 2007

	2008
					% of
	Interest	Maturity		Fair	Investment
	Rate	Date	Cost	Value	Assets
Eligible Portfolio Investments -
Convertible Debentures and
Promissory Notes

CaminoSoft Corp. -
Promissory note (2)	7%	4/30/2009	$ 250,000	$ 250,000	1.57%

Integrated Security Systems, Inc. -
Convertible Promissory note (2)	6	9/30/2009	400,000	400,000	2.51
Convertible Promissory note (2)	8	9/30/2009	750,000	750,000	4.71
Promissory note (2)	7	9/30/2009	200,000	200,000	1.26
Promissory note (2)	8	9/30/2009	1,200,000	1,200,000	7.52

iLinc Communications, Inc. -
Convertible debenture	12	3/29/2012	500,000	500,000	3.14

PetroHunter Energy Corp -
Convertible debenture	8.5	11/5/2012	1,000,000	1,000,000	6.27

Pipeline Data, Inc. -
Convertible debenture	8	6/29/2010	569,000	569,000	3.57
			$ 4,869,000	$ 4,869,000	30.55%

See accompanying notes

SAI-12

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2008
				% of
			Fair	Investment
	Shares	Cost	Value	Assets
Eligible Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities

AuraSound, Inc.
Common stock	1,000,000	$1,000,000	$20,000	0.	13%

BPO Management Services, Inc.
Series F, preferred (2)	1,685,886	2,000,000	270,111	1.	69

Businesss Process Outsourcing Ltd. -
Common stock (1)	18,349	20,000	79,268	0.	50
	3,813,321	5,295,521	38,050	0.	24
CaminoSoft Corp. -
Common stock (2)

eOriginal, Inc. -
Series A, preferred stock (2)	10,680	4,692,207	40,904	0.	26
Series B, preferred stock (2)	25,646	620,329	98,224	0.	62
Series C, preferred stock (2)	51,249	1,059,734	196,284	1.	23
Series D, preferred stock (2)	36,711	500,000	140,603	0.	88

Global Axcess Corporation -
Common stock	953,333	1,261,667	123,933	0.	78

i2 Telecom -
Common stock	4,165,316	711,200	208,266	1.	31

Integrated Security Systems, Inc. -
Common stock (2)	39,626,430	6,325,113	789,309	4.	95
Series D, preferred stock (2)	7,500	150,000	3,750	0.	02

Hemobiotech, Inc. -
Common stock	1,200,000	1,284,117	876,000	5.	50

See accompanying notes

SAI-13

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2008
				% of
			Fair	Investment
	Shares	Cost	Value	Assets
Eligible Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities, continued

Murdoch Security & Investigations, Inc.-
Common stock (1)	2,612,250	1,250,000	1,306,250	8.20

Narrowstep, Inc -
Common stock	4,000,000	1,000,000	28,000	0.18

Riptide Worldwide, Inc. -
Common stock	941,962	754,387	9,419	0.06

Symbollon Pharmaceuticals, Inc. -
Common stock	607,143	500,000	4,250	0.03

Vertical Branding, Inc.-
Common stock (2)	1,686,725	1,008,628	235,789	1.48

Miscellaneous Securities (3)		8,877	-	-

		$29,441,780	$4,468,410	28.06%

See accompanying notes

SAI-14

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2008
					% of
	Interest	Maturity		Fair	Investment
	Rate	Date	Cost	Value	Assets
Other Portfolio Investments -
Convertible Debentures and
Promissory Notes

Dynamic Green Energy Limited. -
Convertible Promissory note (1)	7%	6/10/2011	$1,000,000	$1,000,000	6.27%
			$1,000,000	$1,000,000	6.27%

See accompanying notes

SAI-15

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2008
				%
			Fair	Investment
	Shares	Cost	Value	Assets
Other Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities

Access Plans (Precis) -
Common stock (2)	890,500	$2,139,777	$204,815	1.29%

A-Power Energy Generation Systems, Ltd. -
Common stock	48,000	409,256	206,400	1.30

Asian Financial, Inc. -
Common stock (1)	130,209	500,000	500,000	3.14

Bovie Medical Corporation -
Common stock	500,000	907,845	3,120,000	19.58

COGO Group, Inc. (Comtech Group, Inc). -
Common stock	200,000	836,019	972,000	6.10

HLS Systems International, Ltd. -
Common stock	58,500	498,557	163,800	1.03

Points International, Ltd. -
Common stock	900,000	492,000	355,500	2.23

Silverleaf Resorts, Inc. -
Common stock	100,000	430,000	72,000	0.45

Miscellaneous Securities		-	-	-
		6,213,454	5,594,515	35.12%

		$41,524,234	$15,931,925	100.00%

See accompanying notes

SAI-16

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

Allocation of Investments -
Restricted Shares, Unrestricted Shares,
Miscellaneous Securities, and Cash and
Cash Equivalents
	2008
			% of
		Fair	Investment
	Cost	Value	Assets

Private Securities (1)	$ 2,770,000	$ 2,885,518	18.11%
Restricted Securities (2)	$ 26,591,309	$ 4,817,839	30.24%
Unrestricted Securities	$ 12,154,048	$ 8,228,568	51.65%
Miscellaneous Securities (3)	$ 8,877	$ -	0.00%
	$ 41,524,234	$15,931,925	100.00%

(1)	Securities in a privately owned company.
(2)	Restricted securities due to the Fund’s having a director on issuer’s board or held less than 6 months.
(3)	Other securities such as warrants and options.

See accompanying notes

SAI-17

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2007
					% of
	Interest	Maturity		Fair	Investment
	Rate	Date	Cost	Value	Assets

Eligible Portfolio Investments -
Convertible Debentures and
Promissory Notes

CaminoSoft Corp. -	7%	1/19/2008	$ 250,000	$ 250,000	0.69%
Promissory note (2)

Integrated Security Systems, Inc. -	6	9/30/2008	400,000	400,000	1.10
Convertible Promissory note (2)	8	9/30/2008	525,000	525,000	1.45
Promissory note (2)	7	9/30/2008	200,000	200,000	0.55
Promissory note (2)	8	9/30/2008	175,000	175,000	0.48
Promissory note (2)	8	9/30/2008	450,000	450,000	1.24
Promissory note (2)	8	12/14/2008	500,000	500,000	1.38
Convertible promissory note (2)	8	12/12/2008	300,000	300,000	0.83
Promissory note (2)

iLinc Communications, Inc. -	12	3/29/2012	500,000	500,000	1.38
Convertible debenture

PetroHunter Energy Corp -	8.5	11/5/2012	1,000,000	1,466,667	4.05
Convertible debenture (2)

Pipeline Data, Inc. -	8	6/29/2010	500,000	500,000	1.38
Convertible debenture

Simtek Corporation -	7.5	6/28/2009	$ 700,000	$738,182	2.04
Convertible debenture (2)
			$5,500,000	$6,004,849	16.57%

SAI-18

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2007
				% of
			Fair	Investment
	Shares	Cost	Value	Assets
Eligible Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities

Advance Nanotech, Inc. -
Common stock	5,796	$ 11,199	$ 1,652	0.00%

AuraSound, Inc.
Common stock	1,000,000	1,000,000	1,100,000	3.03

BPO Management Services, Inc.
Series D, preferred (2)	104,167	1,000,000	716,667	1.98
Series D2, preferred (2)	52,084	500,000	358,333	0.99

CaminoSoft Corp. -
Common stock (2)	3,539,414	5,275,000	283,153	0.78

eOriginal, Inc. -
Series A, preferred stock (1)	10,680	4,692,207	145,462	0.40
Series B, preferred stock (1)	25,646	620,329	349,299	0.96
Series C, preferred stock (1)	51,249	1,059,734	698,011	1.93
Series D, preferred stock (1)	36,711	500,000	500,004	1.38

Gaming & Entertainment Group, Inc. -
Common stock	112,500	50,625	788	0.00

Gasco Energy, Inc. -
Common stock	775,586	465,352	1,543,416	4.26

Global Axcess Corporation -
Common stock	953,333	1,261,667	324,133	0.89

i2 Telecom -
Common stock	237,510	36,200	17,814	0.05
Common stock (2)	3,927,806	675,000	294,585	0.81

See accompanying notes

SAI-19

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2007
				% of
			Fair	Investment
	Shares	Cost	Value	Assets
Eligible Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities, continued

Integrated Security Systems, Inc.	30,733,532	5,661,058	2,766,018	7.63
Common stock (2)
Common stock (2)	2,175,559	400,734	195,800	0.54
Series D, preferred stock (2)	7,500	150,000	16,875	0.05

Hemobiotech, Inc. -
Common stock	1,200,000	1,284,117	1,680,000	4.63

Murdoch Security & Investigations, Inc.-
Common stock (1)	2,000,000	1,000,000	1,000,000	2.76

Narrowstep, Inc -
Common stock (2)	4,000,000	1,000,000	440,000	1.21

Nutradyne Group, Inc. -
Common stock	13,917	12,500	21,571	0.06

Shea Development Corp. -
Common stock (2)	1,838,396	1,093,332	643,439	1.78

Simtek Corp. -
Common stock (2)	640,763	1,799,294	1,486,570	4.10
Common stock 2)	90,909	200,000	210,909	0.58

Symbollon Pharmaceuticals, Inc. -
Common stock	607,143	500,000	391,607	1.08

Vertical Branding, Inc.-
Common stock (2)	1,666,667	1,000,000	666,667	1.84

Miscellaneous Securities (3)		-	187,727	0.52
		$ 31,248,348	$ 16,040,500	44.24%

See accompanying notes

SAI-20

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2007
				% of
			Fair	Investment
	Shares	Cost	Value	Assets

Other Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities

Access Plans (Precis) -
Common stock (2)	890,500	$ 2,139,777	$ 952,835	2.63%

AdStar, Inc. -
Common stock	253,500	330,718	96,330	0.27

Asian Financial, Inc. -
Common stock (1)	130,209	500,000	500,000	1.38

Bovie Medical Corporation -
Common stock	500,000	907,844	3,185,000	8.79
Chardan South China Acquisition Corp-
Common stock	48,000	409,256	640,800	1.77

Comtech Group, Inc. -
Common stock	200,000	836,019	3,222,000	8.89
HLS Systems International, Ltd. -
Common stock	58,500	498,557	521,820	1.44

iLinc Communications, Inc. -
Common stock	23,266	13,908	12,564	0.03

Medical Action Industries, Inc. -
Common stock	30,150	237,209	628,628	1.73

See accompanying notes

SAI-21

Renaissance Capital Growth & Income Fund III, Inc
Schedules of Investments (continued)
December 31, 2008 and 2007

	2007
				% of
			Fair	Investment
	Shares	Cost	Value	Assets

Other Portfolio Investments -
Common Stock, Preferred Stock,
and Miscellaneous Securities

Points International, Ltd. -
Common stock	900,000	492,000	3,735,000	0.10

Silverleaf Resorts, Inc. -
Common stock	100,000	430,000	416,000	0.01

US Home Systems, Inc. -
Common stock	55,000	276,375	294,800	0.01

Miscellaneous Securities		-	-	0
		7,071,663	14,205,777	39.19%
		$43,820,011	$36,251,126	100.00%

Allocation of Investments -
Restricted Shares, Unrestricted Shares, and Other Securities

Private Securities (1)		$8,372,270	$3,192,776	8.81%
Restricted Securities (2)		$25,394,195	$14,036,700	38.73%
Unrestricted Securities		$10,053,546	$18,833,923	51.94%
Miscellaneous Securities (3)		$ -	$187,727	0.52%
		$43,820,011	$36,251,126	100.00%

(1) Securities in a privately owned company.
(2) Restricted securities due to the Fund’s having a director on issuer’s board or held less than 1 year.
(3) Other securities such as warrants and options.

See accompanying notes

SAI-22

Renaissance Capital Growth & Income Fund III, Inc
Statements of Operations
December 31, 2008, 2007 and 2006

	2008	2007		2006
Investment income:
Interest income	$454,420	$345,510		$340,145
Dividend income	33,193	432,478		584,139
Other income	87,730	48,601		27,684

	575,343	826,589		951,968

Expenses:
General and administrative	440,671	432,563		335,641
Incentive fee to affiliate	-	-		3,157,367
Interest expense	40,841	-		60,188
Legal and professional fees	409,836	354,127		651,701
Management fee to affiliate	455,005	792,545		935,776

	1,346,353	1,579,235		5,140,673

Net investment loss	(771,010)	(752,646)		(4,188,705)

Realized and unrealized gain (loss) on investments:
Net unrealized depreciation of investments	(18,023,424)	(12,797,981)		(13,339,923)
Net realized gain on investments	801,494	4,873,865		19,795,521
Income tax expense paid on behalf of stockholders	-	(1,485,135)		(6,302,806)

Net gain (loss) on investments	(17,221,930)	(9,409,251)		152,792

Net loss	$(17,992,940)	$(10,161,897)		$(4,035,913)

Net loss per share	$(4.03)	$(2.28	)_	$(0.90)

Weighted average shares outstanding	4,463,967	4,463,967		4,463,967

See accompanying notes

SAI-23

Renaissance Capital Growth & Income Fund III, Inc
Statements of Changes in Net Assets
December 31, 2008, 2007 and 2006

	2008	2007	2006
From operations:
Net investment loss	$(771,010)	$(752,646)	$(4,188,705)
Net realized gain on investments	801,494	4,873,865	19,795,521
Income tax expense paid on behalf of stockholders	-	(1,485,135)	(6,302,806)
Net unrealized (depreciation) of investments	(18,023,424	(12,797,981)	(13,339,923)
Net loss	(17,992,940)	(10,161,897)	(4,035,913)
From distributions to stockholders:
Cash dividends declared from realized gains	(1,339,192)	(446,397)	(1,785,588)
Total decrease in net assets	(19,332,132)	(10,608,294)	(5,821,501)
Net assets:
Beginning of period	37,759,148	48,367,442	54,188,943
End of period	$18,427,016	$37,759,148	$48,367,442

See accompanying notes

SAI-24

Renaissance Capital Growth & Income Fund III, Inc
Statements of Cash Flows
December 31, 2008, 2007 and 2006

	2008	2007	2006
Cash flows from operating activities:
Net loss	$(17,992,940)	$(10,161,897)	$(4,035,913)
Adjustments to reconcile net loss
to net cash provided by (used in) operating activities:
Net decrease in unrealized depreciation of investments	18,023,424	12,797,981	13,339,923
Net realized gain on investments	(801,494)	(4,873,865)	(19,795,521)
(Increase) decrease in interest and dividend receivables	49,974	4,744	(97,920)
(Increase) decrease in prepaid and other assets	13,485	(24,897)	75,832
Increase (decrease) in accounts payable	47,547	(111,119)	82,063
Increase in due to broker	—	—	(2,075,975)
(Decrease) increase in accounts payable-affiliate	(287,862)	(3,435,728)	1,759,473

Increase (decrease) in taxes payable on behalf of stockholders	(1,485,135)	(4,817,671)	6,302,806
Purchase of investments	(2,141,220)	(9,326,046)	(4,116,806)
Proceeds from sale of investments	5,238,491	8,792,947	20,932,760
Net cash provided by (used in) operating activities	664,270	(11,155,551)	12,370,722
Cash flows from financing activities:
Cash dividends	(1,785,589)	—	(5,931,274)
Net cash used in financing activities	(1,785,589)	—	(5,931,274)
Net increase (decrease) in cash and cash equivalents	(1,121,319)	(11,155,551)	6,439,448
Cash and cash equivalents at beginning of the period	3,679,949	14,835,500	8,396,052
Cash and cash equivalents at end of period	$2,558,630	$3,679,949	$14,835,500

Supplemental disclosure of cash flow information:

Cash paid during the period for interest	$40,841	$—	$60,188

Taxes paid on behalf of stockholders/excise taxes	$1,485,135	$6,302,806	$12,378

Supplemental disclosure of non-cash financing transaction:

Cash dividends declared from realized gains but not yet paid	$—	$446,397	$—

See accompanying notes

SAI-25

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006
Note 1 - Organization and Business Purpose

Renaissance Capital Growth & Income Fund III, Inc., (the “Fund” or the “Registrant”) is a non-diversified, closed-end fund that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund, a Texas corporation, was organized and commenced operations in 1994.

The investment objective of the Fund is to provide its stockholders long-term capital appreciation by investing primarily in privately placed convertible securities and equity securities of emerging growth companies.

RENN Capital Group, Inc. (“RENN Group” or the “Investment Adviser”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Note 2 - Summary of Significant Accounting Policies

Valuation of Investments

Portfolio investments are stated at quoted market or fair value as determined by the Investment Adviser (Note 6).

Other

The Fund follows industry practice and records security transactions on the trade date. Dividend income is recorded on the record date. Interest income is recorded as earned on the accrual basis.

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. As of December 31, 2008 and 2007, cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts. To minimize this risk, the Fund places its cash and cash equivalents with major U.S. financial institutions.

Income Taxes

The Fund has elected the special income tax treatment available to “regulated investment companies” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to its stockholders. Such requirements include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders. It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gains within the defined period under the IRC to qualify as a RIC. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders. Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years. There can be no assurance that the Fund will qualify as a RIC in subsequent years.

  SAI-26

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

Federal income taxes payable on behalf of stockholders on realized gains that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gains are realized.

In January 2007 the Fund adopted the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. The Fund did not recognize any adjustments to the Fund’s financial statements as a result of the implementation of FIN 48.

Net Loss Per Share

Net loss per share is based on the weighted average number of shares outstanding of 4,463,967 during 2008, 2007, and 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3 -Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers. “Due to broker” represents unsettled purchase transactions and “due from broker” represents unsettled sales transactions. The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s behalf.  The Investment Adviser actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At December 31, 2008 and 2007, there were no “due to broker” or “due from broker” balances.

 Note 4 - Management Fees and Incentive Fees and Reimbursement

The Investment Adviser for the Fund is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to an Investment Advisory Agreement (the “Agreement”), the Investment Adviser performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund. In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain directly allocable administrative expenses. A summary of fees and reimbursements paid by the Fund under either the Agreement or the prospectus is as follows:

The Investment Adviser receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of such quarter, each payment to be due as of the last day of the calendar quarter. The Fund incurred $455,005, $792,545, and $935,776 in 2008, 2007, and 2006, respectively, for such management fees.

The Investment Adviser receives an incentive fee in an amount equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the year being calculated, less cumulative incentive fees previously accrued. Unrealized capital depreciation equals net unrealized capital losses on each class of security without netting net unrealized capital gains on other classes of securities. The incentive fee is calculated, accrued, and

SAI-27

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

paid on an annual basis. The Fund incurred, $0, $0, and $3,157,367 during the years ended 2008, 2007, and 2006, respectively, for such incentive fees.

The Investment Adviser was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursements were $73,654, $230,797, and $386,809 in 2008, 2007, and 2006 respectively.

As of December 31, 2008 and 2007, the Fund had an accounts payable of $86,872, and $374,734, respectively, for the amount due for the fees and expense reimbursements disclosed above.

Note 5 - Eligible Portfolio Companies and Investments

Eligible Portfolio Companies

The Fund invests primarily in convertible securities and equity investments of companies that qualify as Eligible Portfolio Companies as defined in Section 2(a)(46) of the 1940 Act or in securities that otherwise qualify for investment as permitted in Section 55(a)(1) through (7) of the 1940 Act. Under the provisions of the 1940 Act at least 70% of the Fund’s assets, as defined under Section 55 of the 1940 Act, must be invested in securities listed in Paragraphs 55(a)(1) through (6) of the 1940 Act (“Eligible Portfolio Investments”). In the event the Fund has less than 70% of its assets invested in Eligible Portfolio Investments, then the Fund will be prohibited from making non-eligible investments until such time as the percentage of Eligible Portfolio Investments again exceeds the 70% threshold. The Fund was in compliance with these provisions at December 31, 2008 and 2007.

Investments

Investments are carried in the statements of assets and liabilities as of December 31, 2008 and 2007, at fair value, as determined in good faith by the Investment Adviser, subject to the approval of the Fund’s Board of Directors. The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible (at the discretion of the Fund) into the common stock of the issuer at a set conversion price. The common stock underlying these securities is generally unregistered and thinly to moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period and the cost of registration is borne by the portfolio company. Interest on the convertible securities is generally payable monthly. The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue. In these instances, the Fund has the right of redemption or conversion. The embedded call option will generally not vest until certain conditions are achieved by the issuer. Such conditions may require that minimum thresholds be met relating to underlying market prices, liquidity, and other factors.

 Note 6 - Valuation of Investments

Effective January 1, 2008, the Fund adopted FAS 157, Fair Value Measurements (“FAS 157”), which establishes a framework for measuring fair value and applies to existing accounting pronouncements that require or permit fair value measurements. A fair value hierarchy is established within FAS 157 that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs). The adoption of FAS 157 has not had a significant impact on the Fund’s financial statements and has not resulted in any significant changes in the valuation of investments. The Fund’s valuation policies are as follows:

·

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors of the Fund approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

SAI-28

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

·	Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price on the date of valuation.

·

Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of significant restrictions.

·

The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

·

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

·

The unlisted in-the-money warrants or options of companies with the underlying common stock listed on an exchange, NASDAQ or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus, we assign no value to it.

·

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e. a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2008:

		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	December 31, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$15,931,925	$7,394,428	$8,537,497	$ -
Cash equivalents	$ 2,558,630	$	$ -	$ -

As of December 31, 2008 and December 31, 2007, the net unrealized depreciation associated with investments held by the Fund was $25,592,309 and $7,568,885, respectively. As of December 31, 2008 and December 31, 2007, the Fund had gross unrealized gains of $2,463,654 and $10,846,388, respectively, and gross unrealized losses of $28,055,963 and $18,415,273, respectively.

Note 7 - Income Taxes

During December 2007, and March, June, and September 2008, the Board of Directors declared cash distributions of $0.10 per share, $446,397, which were designated as distributions of realized capital gains and return of capital in accordance with the IRC, which assured that any Federal income tax on such realized capital gains, if any, is paid by the Fund’s stockholders. These distributions were paid to the stockholders during January, March, July, and October

SAI-29

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

2008, respectively. During 2008 management followed a policy of distributing all of the Fund’s taxable investment income and realized capital gains within the defined period under the IRC to ensure that any Federal income tax on such income, if any, is paid by the Fund’s stockholders. Accordingly, no income tax expense was reported by the Fund for the year ended December 31, 2008.

During December, 2007, the Board of Directors, in accordance with rules under subchapter M of the IRC, declared a designated undistributed capital gain dividend (“Deemed Distribution”) for 2007 on net taxable long-term capital gains of $4,243,244 that remained after the December 2007 cash dividend noted above. The Fund recorded a liability of $1,485,135 (which was paid during the first month of 2008) for taxes payable on behalf of its stockholders as of December 31, 2007. This amount was also recorded as income tax expense paid on behalf of stockholders in the statement of operations for the year ended December 31, 2007. Stockholders of record at December 31, 2007 received a tax credit of $0.33 per share. The balance of $2,758,108 was retained by the Fund.

During December 2006, the Board of Directors, in accordance with rules under subchapter M of the IRC, declared a Deemed Distribution for 2006 on net taxable long-term capital gains of $18,008,018. During the year-ended December 31, 2006, the Fund also distributed $0.40 per share in cash distributions which were designated as net long-term realized capital gains. The Fund recorded a liability of $6,302,806 (which was paid during the first quarter of 2007) for taxes payable on behalf of its stockholders as of December 31, 2006. This amount was also recorded as income tax expense paid on behalf of stockholders in the statements of operations for 2006. Stockholders of record at December 31, 2006, received a tax credit of $1.41 per share. The balance of $11,705,212 was retained by the Fund.

Note 8 - Commitments and Contingencies

As disclosed in Note 4, the Fund is obligated to pay to the Investment Adviser an incentive fee equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any capital depreciation on the portfolio investments of the Fund. As incentive fees on capital gains are not due to the Investment Adviser until the capital gains are realized, any obligations for incentive fees based on unrealized capital gains are not reflected in the accompanying financial statements, as there is no assurance that the unrealized gains as of the end of any period will ultimately become realized. Had an incentive fee been accrued as a liability based on all unrealized capital gains, net assets of the Fund would have been reduced by $0 and $2,058,485 as of December 31, 2008 and 2007, respectively.

SAI-30

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

Note 9 - Financial Highlights

Selected per share data and ratios for each share of common stock outstanding throughout the years ended December 31, 2008 and 2007 are as follows:

	2008		2007
Net asset value, beginning of period	$8.46		$10.84

Net investment loss	(0.17)		(0.17)

Net realized and unrealized gain (loss)
on investments	(3.86)		(2.11)

Total return from investment operations	(4.03)		(2.28)

Distributions:	(0.	30)	(0.10)

Net asset value, end of period	$4.13		$8.46

Per share market value, end of period	$2.92		$6.15

Portfolio turnover rate	8.19%		21.11%

Annual return (a)	(52	.52)%	(41	.43)%

Ratio to average net assets (b):
Net investment loss	(2	.75)%	(1	.65)%
Expenses, including incentive fees	4.79%		3.46%

Expenses, excluding incentive fee	4.79%		3.46%

(a)

Annual return was calculated by comparing the common stock price on the first day of the period to the common stock price on the last day of the period, in accordance with American Institute of Certified Public Accountants guidelines.

(b)	Average net assets have been computed based on quarterly valuations.

SAI-31

Renaissance Capital Growth & Income Fund III, Inc
Notes to Financial Statements
Years Ended December 31, 2008, 2007 and 2006

Note 10 - Selected Quarterly Data

	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter
Net investment loss	($277,138)	($230,402)	($91,006)	($172,464)

Net unrealized appreciation (depreciation) on investments	(4,915,956))	(4,063,158)	(5,756,759)	(3,287,551

Net realized gain (loss) on investments	1,287,083	(15,501)	(188,802	(281,287)

Net income (loss)	($3,906,011)	($4,309,061)	($6,036,567)	($3,741,302)

Net income (loss) per share	($0.88)	($0.97)	($1.35)	($0.83)

Weighted average shares outstanding	4,463,967	4,463,967	4,463,967	4,463,967

	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter
Net investment loss	($115,003)	($322,584)	($161,653)	($153,406)

Net unrealized appreciation (depreciation) on investments	472,619	(1,703,609)	(6,259,982)	(5,307,009)

Net realized gain (loss) on investments	-	2,033,769)	2,386,440	453,656

Income tax expense paid on behalf of stockholders	-	-	-	(1,485,135)

Net income (loss)	$357,616	$7,576	($4,035,195	($6,491,894)

Net income (loss) per share	$0.08	$0.00	($0.90)	($1.46)

Weighted average shares outstanding	4,463,967	4,463,967	4,463,967	4,463,967

SAI-32

PART C

OTHER INFORMATION

Part C – Other Information	Page
Financial Statements and Exhibits	C-1
Index to Financials Contained in Parts A and B	C-1
Exhibits	C-2
Persons Controlled by or Under Common Control with the Fund	C-2
Indemnification	C-2
Business and Other Connections of Investment Adviser	C-2
Number of Holders of Securities	C-2
Location of Accounts and Records	C-2
Management Services	C-2

Financial Statements and Exhibits

Index to Financial Statements Contained in Parts A and B

Financial statements that are included in Parts A and B of the Registration Statement are as follows:

Page
Report of Independent
Registered Public Accounting Firm	SAI-10

Statements of Assets and Liabilities
December 31, 2008 and 2007	SAI-11

Schedules of Investments
December 31, 2008 and 2007	SAI-12

Statements of Operations
Years ended December 31, 2008, 2007, and 2006	SAI-23

Statements of Changes in Net Assets
Years ended December 31, 2008, 2007, and 2006	SAI-24

Statements of Cash Flows
Years ended December 31, 2008, 2007, and 2006	SAI-25

Notes to Financial Statements	SAI-26

Exhibits

Exhibits attached to this Registration Statement are as follows:

C-1

PART C

OTHER INFORMATION

a.1	Restated Articles of Incorporation, dated 2/24/94
a.2	Articles of Amendment to the Restated Articles of Incorporation, dated 5/15/09
b	By-Laws
e	Dividend Reinvestment Plan, dated 2/15/94
g	Amended Advisory Agreement
j	Custodian’s Agreement dated January 1, 2001
n	Consent of the Independent Registered Public Accounting Firm
r	Code of Ethics dated June 30, 2007

Persons Controlled by or Under Common Control

There are no entities controlled by or under common control with the Fund.

Number of Holders of Securities

As of July 17, 2009:

Title of Class	Number of Record Holders
Common	594

Indemnification

The Fund maintains a liability policy to protect the Fund from acts of the directors and officers of the Fund as they perform their duties as directors and officers, and from acts of the employees of RENN Capital Group, Inc. as they perform their administrative duties on behalf of the Fund. The Investment Advisory Agreement provides indemnification to the Adviser and any of its Affiliates, to the extent permitted by law, in the event of a suit threatened or filed against the Adviser and Affiliates for acts or omissions arising out of their duties on behalf of the Fund. Willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of their duties are not covered.

Business and Other Connections of Investment Adviser

In the past two fiscal years neither the Adviser, nor any director or executive officer thereof, has had any business, profession, vocation, or employment of a substantial nature, for his own account or in the capacity of a director, officer, employee, partner, or trustee, other than providing investment advice to investment funds which are clients of the Adviser.

Location of Accounts and Records

The physical possession of original records and documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 are maintained on the premises of the Adviser, RENN Capital Group, Inc., 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

Management Services

The Fund has no contracts but does have several informal working arrangements, such as with an information technology servicing firm, a compliance consultant, a distributor of copies of published reports to the public, and a website administration consultant.

C-2

PART C

OTHER INFORMATION

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 20h day of August, 2009.

                                                                                                RENN Global Entrepreneurs Fund, Inc.

                                                                                                /s/ G. Russell Cleveland

                                                                                                By: G. Russell Cleveland, President